UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2007

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-144067; 333-144068	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 22, 2007, NCO Group, Inc. hosted an investor conference call to discuss items in the August 14, 2007, press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Earnings before interest expense, taxes, depreciation and amortization, referred to as EBITDA in the attached transcript, is presented since certain investors use this as a measurement of the Company’s ability to service its debt. It is not intended to report the Company’s operating results or free cash flow in conformity with accounting principles generally accepted in the United States. EBITDA as presented herein is not necessarily comparable to similarly titled measures of other companies. The following presents the reconciliation of EBITDA to the most directly comparable GAAP measure, net (loss) income (amounts in thousands):

	Successor	Predecessor
	For the Three Months Ended June 30, 2007	For the Three Months Ended June 30, 2006
Net (loss) income	$(738)	$10,045
Income tax (benefit) expense	(531)	6,362
Interest expense, net	21,951	6,066
Depreciation and amortization	23,986	12,920

EBITDA	$44,668	$35,393

The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.

Item 7.01	Regulation FD Disclosure

The information contained under Item 2.02 is incorporated herein by reference.

On August 23, 2007, NCO Group, Inc. issued a press release announcing that it has completed its offer to the holders of its outstanding Floating Rate Senior Notes due 2013 and its 11.875% Senior Subordinated Notes due 2014, issued in a private placement, to exchange such notes for like principal amount of its Floating Rate Senior Notes due 2013 and its 11.875% Senior Subordinated Notes due 2014 that have been registered under the Securities Act of 1933. The press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description
99.1	Transcript of NCO Group, Inc. conference call on August 22, 2007.

99.2	Press Release dated August 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: August 24, 2007	By:	/s/ John R. Schwab
	Name:	John R. Schwab
	Title:	Executive Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

No.	Description
99.1	Transcript of NCO Group, Inc. conference call on August 22, 2007.

99.2	Press Release dated August 23, 2007.

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